UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):       August 25, 2006

ON2 TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-15117	84-1280679
(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, New York 12065
(Address of principal executive offices and zip code)

(646) 292-3533
(Registrant's telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 24, 2006 On2 Technologies, Inc. (the "Company") entered into a series of definitive agreements with two institutional investors, led by Midsummer Investment Ltd., in connection with a private placement of 3,070,175 shares of the Company's common stock at $0.57 per share which will raise gross proceeds for the Company of $1,750,000. The investors will also receive a five-year warrant to purchase an aggregate of 2,302,632 shares of common stock at an exercise price of $0.77 per share. The announcement by the Company is contained in a press release, which is attached hereto as Exhibit 99.1.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 24, 2006 (the “Closing Date”) the Company completed the sale of 3,070,175 shares of its common stock at $0.57 per share which will raise gross proceeds for the Company of $1,750,000. The investors will also receive a Warrant to purchase an aggregate of 2,302,632 shares of common stock for a period of five years at an exercise price of $0.77 per share. The offering was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The common stock and warrants were offered and sold to two “accredited investors,” as that term is defined in Rule 501 of Regulation D, both of which are institutional investors, in compliance with Rule 506. Kuhns Brothers, Inc. acted as private placement agent in this offering and earned commissions of $87,500.

The shares of common stock and warrants were sold pursuant to Securities Purchase Agreements dated August 24, 2006, by and between the Company and the institutional investors, a form of which is attached hereto as Exhibit 10.1. A form of the warrant issued to the institutional investors is attached hereto as Exhibit 4.1.

Pursuant to Registration Rights Agreements among the Company and the institutional investors in the offering, the Company has committed to file a registration statement covering the shares of common stock issued in connection with the offering, the warrants issued in connection with the offering, and the shares of common stock underlying the warrants within 30 days from the Closing Date. The Company shall use reasonable efforts to cause such registration statement to become effective within 90 days from the Closing Date. The Company will be required to maintain the effectiveness of such registration statement until all shares registered thereunder have been sold or until the holding period of Rule 144(k) of the Securities Act has been satisfied with respect to all of the shares of Common Stock (including the shares underlying the warrants) issued in the Offering, whichever is earlier. The registration rights agreements provide that the Company will be liable for customary penalties if the registration statement is not effective on the date by which the Company is required to cause it to become effective, or if the Company fails to maintain the effectiveness of the registration statement for the require period.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to it. A form of the Registration Rights Agreement, dated as of August 24, 2006, by and among the Company and the investors, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

No underwriters were involved in connection with the sale of the securities described above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
4.1	Common Stock Purchase Warrant
10.1	Securities Purchase Agreement
10.2	Registration Rights Agreement
10.3	Stockholder Voting Agreement
99.1	On2 Technologies, Inc. Press Release announcing transaction dated August 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On2 Technologies, Inc. (Registrant)

Date: August 25, 2006	By:	/s/ BILL JOLL
Name: Bill Joll Title: President and CEO

Exhibit Index

Exhibit Number	Description
4.1	Common Stock Purchase Warrant
10.1	Securities Purchase Agreement
10.2	Registration Rights Agreement
10.3	Stockholder Voting Agreement
99.1	On2 Technologies, Inc. Press Release announcing transaction dated August 25, 2006